ETF SERIES SOLUTIONS
615 East Michigan Street | Milwaukee, Wisconsin 53202

July 26, 2019

VIA EDGAR TRANSMISSION

U.S. Securities and Exchange Commission
Division of Investment Management
100 F Street, NE
Washington, DC 20549

Re:    ETF Series Solutions (the “Trust”)
File Nos.: 333-179562 and 811-22668

Dear Sir or Madam:

On behalf of the Trust and its series, ClearShares OCIO ETF and ClearShares Ultra-Short Maturity ETF (the “Funds”), attached please find a Preliminary Proxy Statement reflecting the proposal for which the Funds will solicit shareholder approval. The proposal includes the approval of a new advisory agreement relating to a change in control of the Funds' adviser.

If you have any questions or require further information, please contact Michael Barolsky at (414) 765‑5586 or michael.barolsky@usbank.com.

Sincerely,
/s/ Michael D. Barolsky
Michael D. Barolsky
Vice President and Secretary